Exhibit 32.1
CERTIFICATION PURSUANT TO RULE 13b — 14(b) OF THE SECURITIES EXCHANGE ACT AND 18
U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
OF 2002
In connection with the Annual Report of National American University Holdings, Inc. (the “Company”) on Form 10-K/A for the year ended May 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Ronald Shape, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald Shape
Ronald Shape, Ed. D.
Chief Executive Officer
September 23, 2010